UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 6, 2007

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

500 Arsenal Street

Watertown, Massachusetts 02472

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2007, the Board of Directors of Acusphere, Inc., a Delaware corporation (the “Company”), approved amendments to the Amended and Restated By-Laws of the Company to allow for the issuance and transfer of uncertificated shares of the Company. These amendments are effective as of December 6, 2007. The purpose for these amendments is to ensure that the Company could become eligible to participate in a Direct Registration Program, as required by NASDAQ Rule 4350.

A copy of the Certificate of Amendment to the Company’s Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated By-Laws of the Acusphere, Inc.*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: December 7, 2007	By:	/s/ Lawrence A. Gyenes
		Name:	Lawrence A. Gyenes
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated By-Laws of the Acusphere, Inc.*

* Filed herewith